AXS Chesapeake Strategy Fund

Class A Shares: ECHAX

Class C Shares: ECHCX

Class I Shares: EQCHX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated December 23, 2024 to the Summary Prospectus dated January 31, 2024.

Important Notice Regarding Class A Shares and Class C Shares

Upon the recommendation of AXS Investments LLC (the “Advisor”), the investment advisor to the AXS Chesapeake Strategy Fund), the Board of Trustees of the Trust has approved the conversion of the classes of the Fund listed below (the “Converting Classes”) into Class I Shares and the subsequent termination of the Converting Classes.

Fund	Converting Classes
AXS Chesapeake Strategy Fund	Class A Class C

As a result, effective immediately, the Converting Classes of the Fund are closed to all new investment. Each Converting Class will be converted into Class I Shares and subsequently terminated on or about January 10, 2025 (the “Effective Date”). Accordingly, as of the Effective Date, all references to the Fund’s Converting Classes in the Prospectus and SAI will be deleted in their entirety. Shareholders converted into Class I Shares will not be subject to any applicable short-term redemption fee and shareholders of Class C Shares converted into Class I Shares will not be subject to a contingent deferred sales charge fee. Class I Shares of each Fund have similar fee structures as the corresponding Converting Classes, except that the Class I Shares are not subject to sales charges or Rule 12b-1 distribution fees.

Please file this Supplement with your records.